UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the annual meeting of the shareholders of CenterPoint Energy, Inc. (“CenterPoint Energy”) held on April 24, 2020, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in CenterPoint Energy’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 13, 2020.

Election of Directors (Item 1)
The following nominees for director were elected to serve one-year terms expiring at the 2021 annual meeting of shareholders, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non-Votes
Leslie D. Biddle	374,753,984	9,327,625	1,258,123	45,268,772
Milton Carroll	336,219,020	48,127,024	993,688	45,268,772
Scott J. McLean	374,418,400	9,586,302	1,335,030	45,268,772
Martin H. Nesbitt	357,506,911	26,547,507	1,285,314	45,268,772
Theodore F. Pound	353,068,463	30,993,843	1,277,426	45,268,772
Susan O. Rheney	372,277,823	11,859,087	1,202,822	45,268,772
Phillip R. Smith	371,735,694	12,339,443	1,264,595	45,268,772
John W. Somerhalder II	366,632,809	17,358,391	1,348,532	45,268,772

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)
The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for CenterPoint Energy for 2020 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
408,797,396	20,448,903	1,362,205	—

Advisory Vote on Executive Compensation (Item 3)
The advisory resolution on executive compensation was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
218,589,842	164,872,304	1,877,586	45,268,772

Approval of Amendment to the CenterPoint Energy, Inc. Stock Plan for Outside Directors (Item 4)

The amendment to the CenterPoint Energy, Inc. Stock Plan for Outside Directors, as amended and restated, to increase the number of shares of common stock reserved for issuance under the plan by 350,000 shares was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
360,043,028	23,088,149	2,208,555	45,268,772

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 27, 2020	By:	/s/ Jason M. Ryan
Jason M. Ryan
Senior Vice President and General Counsel